UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2016
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. – Other Events

Item 8.01. Other Events.

On July 12, 2016, the registrant, Kemper Corporation (the "Company"), issued a press release announcing that the Company estimates that its second quarter 2016 results will include pre-tax catastrophe losses of approximately $52 million. The press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
Section 9. – Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
99.1    Kemper Corporation press release dated July 12, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	July 13, 2016	/s/ Richard Roeske
Richard Roeske
Vice President and Chief Accounting Officer

Exhibit Index

99.1	Registrant’s press release dated July 12, 2016.